UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  January 19, 2006
                                                  ------------------------------

                        CHINA DIGITAL COMMUNICATION GROUP

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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA

                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

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         000-49715                                     91-2132336
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 (COMMISSION FILE NUMBER)                   (IRS EMPLOYER IDENTIFICATION NO.)

                         A-3. Xinglian Industrial Zone.
                   He Hua Ling Pingxin Road. Xin Nan. Ping Hua
                      Town. Longgang. Shenzhen China 51811
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)


                                86-755-2698-3767
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         China Digital Communication Group (the "Company") announced that Yi Bo Sun resigned as Chairman and Chief Executive Officer of the Company effective January 19, 2006. The board of directors of the Company has appointed Changchun Zheng as Chairman and Chief Executive Officer and Hong Liang as Chief Operating Officer and a Director, both effective as of January 19, 2006. A copy of the press release announcing these appointments is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

         Mr. Zheng, 43, was the Chief Executive Officer of Shenzhen ShengNuo Digital Tech Co, Ltd. Under his leadership, he grew the company within fours years to become a recognized major vendor of IT and communications equipment in China. From 1996 to 2001, he served as Chief Executive Officer and Chairman of Shenzhen Hong Ye Science and Tech Co, Ltd. During his tenure, the company became a leading scientific investment company whose IT achievements are widely recognized in China. His experience also includes several years in executive positions at the Construction Bank of China, one of the largest banks in China. Mr. Zheng holds a Master of Science degree in National Economics and Management from the Chinese Academy of Social Science.

         Mr. Liang, 42, was the Senior Project Manager at Shenzhen High Tech Investments and Guarantee Co., Ltd. Previously, Mr. Liang served as Chief Financial Officer at Shenzhen Hua Mao Mortgage Loan Firm; Shenzhen Hua Bao Electronic Company, Inc.; and Shenzhen Yong Gao Industries. He is also the former Executive Editor, Southwestern University of Finance and Economic Publishing Press. He holds both Bachelors and Masters degree in Economics from Southwestern University of Finance and Economics in Chengdu, China.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

            99.1       Press release dated January 23, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 24, 2006                      CHINA DIGITAL COMMUNICATION GROUP

                                             By: /s/ Changchun Zheng
                                                 -------------------------------
                                             Name: Changchun Zheng
                                                   -----------------------------
                                             Title: Chief Executive Officer
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